 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2025 (January 1, 2025)
The Pennant Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38900	83-3349931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 E Riverside Drive, Suite 150,
Eagle, ID 83616

(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code: (208) 506-6100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PNTG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Other Events.

On January 1, 2025, Cornerstone Healthcare, Inc., a wholly-owned subsidiary of The Pennant Group, Inc., completed the purchase of the Signature Healthcare at Home (“Signature”) assets previously identified and announced in the Company’s current report on Form 8-K dated July 11, 2024.

The acquisition was consummated through two separate agreements to purchase certain of the home health and hospice operating assets of Signature in Idaho, Oregon, and Washington (the “Purchase Agreements”).

By Agreement for the Purchase and Sale and Transfer of Operations, dated July 5, 2024, certain subsidiaries of Cornerstone purchased Signature’s home health and hospice assets and operations in Washington and Idaho from the following affiliated sellers: Avamere Home Health Care, LLC; Prime Home Health, LLC; A-One Home Health Services, LLC; and Signature Hospice Nampa, LLC (collectively, the “Washington and Idaho Sellers”). This portion of the acquisition closed on August 1, 2024. The purchase price was $32,000,000.

By Agreement for the Purchase and Sale and Transfer of Operations, dated July 5, 2024, certain subsidiaries of Cornerstone purchased certain of Signature’s home health and hospice assets and operations in Oregon from the following affiliated sellers: Avamere Home Health Care, LLC; Signature Coastal, LLC; Signature Home Health Bend, LLC; Signature Hospice Eugene, LLC; Signature Hospice Medford, LLC; Signature Hospice Bend, LLC; and Signature Hospice Oregon Coast, LLC (collectively, the “Oregon Sellers”, and together with the Washington and Idaho Sellers, the “Sellers”). This portion of the acquisition closed on January 1, 2025. The purchase price was $48,480,000.

The purchase price for each transaction was paid with cash on hand. No material relationship exists between the Company and the Sellers or between the Company and the source of the funds used in the acquisition.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company dated January 2, 2025.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2025	THE PENNANT GROUP, INC.
	By:	/s/ BRENT J. GUERISOLI
Brent J. Guerisoli
Chief Executive Officer